EXHIBIT 10.4

                            SUBORDINATION AGREEMENT

     SUBORDINATION AGREEMENT dated as of December___, 2003, by and among Transamerica Commercial Finance Corporation, as agent ("Agent") for Transamerica Commercial Finance Corporation and Deutsche Financial Services Corporation, now known as GE Commercial Distribution Finance Corporation having an address at 5595 Trillium Blvd., Hoffman Estates, Illinois 60192, and KENNEDY FUNDING, INC. and ANGLO FINANCIAL SERVICING, LLC, as co-agents for lenders (collectively, "KFI"), having an address at c/o Kennedy Funding, Inc., Two University Plaza, Suite 402, Hackensack, New Jersey 07601.

     WHEREAS, TRAVIS BOATING CENTER OF OKLAHOMA, INC., (the "Borrower") is now indebted to KFI in an amount of Five Million Three Hundred Thousand and 00 ($5,300,000.00) Dollars (the "KFI Debt"); and

     WHEREAS, Borrower has requested, and may from time to time hereafter request, KFI to make or agree to make loans, extensions of credit or other financial accommodations to Borrower (the "Loans"); and

     WHEREAS, Borrower has pledged to Agent liens on the real property described on Exhibit A attached hereto and made a part hereof ("Mortgaged Property").

     WHEREAS, KFI, as a condition to the making or continuation of the Loans, has requested Agent to execute and deliver this Subordination Agreement (together with all schedules and any exhibits attached hereto and amendments or modifications hereto in effect from time to time, the "Agreement").

     NOW, THEREFORE, in order to induce KFI to make, or continue to make the Loans to Borrower and in consideration thereof, the parties agree as follows:

     1. Subordination of Liens on Mortgaged Property. Agent's liens in and to the Mortgaged Property, including, but not limited to, a Mortgage from Travis Boating Center of Oklahoma, Inc., to Transamerica Commercial
          Finance Corporation as collateral agent for Transamerica Commercial Finance Corporation and Deutsche Financial Services Corporation dated May 8, 2002 and recorded in Book 1533 Page 526, are hereby immediately made subordinate, junior and postponed in priority and effect to the priority and effect of the security interest created by all mortgages and deeds of trust on the Mortgaged Property given by Borrower to KFI, together with all amendments, modifications, renewals, or extensions thereof, to the extent of the principal amount of the KFI Loans, plus interest accrued, late charges and out of pocket expenses of KFI relating to the enforcement of KFI's mortgages and deeds of trust on the Mortgaged Property, as if KFI's liens on the Mortgaged Property had been perfected by timely filing of mortgages and/or deeds of trust prior to the time the liens of Agent with respect to the Mortgaged Property were perfected. Agent agrees to execute and deliver to KFI all subordinations of lien, in form and manner satisfactory to KFI and Agent, necessary to effectuate the purposes of this paragraph and this Agreement.

     2. Notices. Notices and communications under this Agreement shall be in writing and shall be given by (i) hand-delivery or (ii) reliable overnight commercial courier (charges prepaid) to the addresses listed in this Agreement. Notice by overnight courier shall be deemed to have been given and received on the date scheduled for delivery. Notice by hand-delivery shall be deemed to have been given and received upon delivery. A party may change its address by giving written notice to the other party as specified herein.

     3. Costs and Expenses. Whether or not the transactions contemplated by this Agreement are fully consummated, Borrower shall promptly pay (or reimburse, as KFI may elect) all costs and expenses which KFI has incurred or may hereafter incur in connection with the negotiation, preparation, reproduction, interpretation, perfection, protection of collateral, administration and enforcement of this Agreement, the collection of all amounts due under this Agreement, and all amendments, modifications, consents or waivers, if any, to this Agreement. The Borrower's reimbursement obligations under this Paragraph shall survive any termination of this Agreement.

     4. Governing Law. This Agreement shall be construed in accordance with and governed by the substantive laws of the State of Illinois without reference to conflict of laws principles.

     5. Integration; Amendment. This Agreement constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.

     6. Successors and Assigns. This Agreement (i) shall be binding upon Agent, Borrower and KFI and, where applicable, their respective heirs, executors, administrators, successors and permitted assigns, and (ii) shall inure to the benefit of Agent, Borrower and KFI and, where applicable, their respective heirs, executors, administrators, successors and permitted assigns; provided, however, that Agent and Borrower may not assign their rights or obligations hereunder or any interest herein without the prior written consent of KFI, and any such assignment or attempted assignment by Agent and/or Borrower shall be void and of no effect with respect to KFI. KFI may from time to time sell or assign, in whole or in part, or grant participations in the KFI Debt and the Loans and/or the Agreement and/or the obligations evidenced thereby. Agent authorizes KFI to provide information concerning this Agreement to any prospective purchaser, assignee or participant.

     7. Severability and Consistency. The illegality, unenforceability or inconsistency of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

     8. Judicial Proceedings; Waivers. AGENT, BORROWER AND KFI ACKNOWLEDGE AND AGREE THAT (I) ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY KFI, AGENT, BORROWER OR ANY SUCCESSOR OR ASSIGN OF KFI OR AGENT OR BORROWER, ON OR WITH RESPECT TO THIS AGREEMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY AND EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY; (II) EACH WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; AND (III) THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND KFI WOULD NOT EXTEND CREDIT IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS AGREEMENT.


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

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement, as of the day and year first above written.

ATTEST/WITNESS:                     Transamerica Commercial Finance Corporation,
                                    as agent for Transamerica Commercial Finance
                                    Corporation  and Deutsche Financial Services
                                    Corporation,  now  known  as  GE  Commercial
By:_______________________          Distribution  Finance Corporation


                                    By:_______________________________
                                    Name:
                                    Title:


WITNESS: KENNEDY FUNDING, INC., as co-agents for lenders


By:________________________         By:_______________________________
                                    Name:
                                    Title:

ATTEST/WITNESS:                     ANGLO FINANCIAL SERVICING, LLC, as co-agents
                                    for lenders


By:________________________         By:_______________________________
                                    Name:
                                    Title:


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

     The Borrower hereby acknowledges receipt of a copy of the foregoing Agreement, waives notice of acceptance thereof by KFI, and agrees to be bound by the terms and provisions thereof. The Borrower further agrees to make no payments or distributions contrary to the terms and provisions of this Agreement and to do every other act and thing necessary or appropriate to carry out such terms and provisions. In the event of any violation of any of the terms and provisions of this Agreement or termination thereof, then, at the election of KFI, any and all of the KFI Debt and the Loans, as that term is defined in this Agreement, shall forthwith become due and payable.

Dated:  December ___, 2003

WITNESS:                            TRAVIS BOATING CENTER OKLAHOMA, INC.


___________________________         By:_________________________________________
                                    Name:  Michael B. Perrine
                                    Title:   Secretary  and  Treasurer


STATE  OF  _____________  )
                          )
COUNTY  OF _____________  )

     On the _____ day of December 2003, before me personally came MICHAEL B. PERRINE, who being by me duly sworn, did acknowledge, depose and said that he signed, sealed and delivered this instrument as Secretary and Treasurer of Travis Boating Center Oklahoma, Inc., a Texas Corporation, on behalf of said corporation.


                                    ____________________________
                                    Notary Public




PREPARED BY AND, AFTER
RECORDING,  RETURN TO:

Cole, Schotz,  Meisel, Forman & Leonard, P.A.
Court Plaza North
25 Main Street
P.O. Box 800
Hackensack,  New Jersey 07602-0800
Attention: Michael R. Leighton, Esq.


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                                    EXHIBIT A

                               MORTGAGED PROPERTY